Exhibit 10.12
AMENDED AND RESTATED
PLEDGE AGREEMENT
     THIS AMENDED AND RESTATED PLEDGE AGREEMENT dated as of August 27, 2007 (this “Pledge Agreement”) is by and among HOLLY ENERGY PARTNERS — OPERATING, L.P., a Delaware limited partnership (“Borrower”), each other party and each subsidiary of the Borrower signatory hereto (together with the Borrower, the “Pledgors” and individually, each a “Pledgor”) and UNION BANK OF CALIFORNIA, N.A., a national association, as Administrative Agent (the “Secured Party”) for the ratable benefit of itself, the Banks (as defined below), the Issuing Banks (as defined below), and the Swap Counterparties (as defined below) (together with the Administrative Agent, the Issuing Banks, the Banks, individually a “Beneficiary”, and collectively, the “Beneficiaries”).
RECITALS
     A. This Amended and Restated Pledge Agreement is entered into in connection with that certain Amended and Restated Credit Agreement dated as of August 27, 2007 (as it has been or may be amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the banks party thereto from time to time (the “Banks”, and individually, each a “Bank”), the Banks issuing letters of credit thereunder from time to time (the “Issuing Banks”, and individually, each an “Issuing Bank”) and Secured Party as Administrative Agent for such Banks and Issuing Banks, which amends in its entirety that certain Credit Agreement dated as of July 7, 2004, as amended heretofore (as so amended, the “Existing Credit Agreement”), among the Borrower, the Banks, the Issuing Lenders and Secured Party.
     B. The obligations owing by the Borrower under the Existing Credit Agreement were secured by, among other things, the Liens granted pursuant to that certain Pledge Agreement dated July 13, 2004, as amended heretofore (as so amended, the “Existing Pledge Agreement”).
     C. The Grantors desire to amend and restate the Existing Pledge Agreement.
     D. Each Pledgor (other than Borrower) is a Subsidiary of the Borrower and will derive substantial direct and indirect benefit from (i) the transactions contemplated by the Credit Agreement and the other Credit Documents (as defined in the Credit Agreement) and (ii) the Interest Rate Contracts (as defined in the Credit Agreement) entered into by the Borrower or any of its other Subsidiaries with a Bank or an Affiliate of a Bank (each such counterparty, a “Swap Counterparty”).
     E. It is a requirement under the Credit Agreement that the Pledgors shall secure the due payment and performance of all Obligations (as defined in the Credit Agreement) by entering into this Pledge Agreement.

AGREEMENT
     NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged and confessed, each Pledgor hereby agrees with the Secured Party for the benefit of the Beneficiaries (a) that the Existing Pledge Agreement is amended and restated in its entirety, and (b) further agrees as follows:
     Section 1. Definitions. All capitalized terms not otherwise defined in this Pledge Agreement that are defined in the Credit Agreement shall have the meanings assigned to such terms by the Credit Agreement. Any terms used in this Pledge Agreement that are defined in the Uniform Commercial Code as adopted in the State of Texas (“UCC”) shall have the meanings assigned to those terms by the UCC as the UCC may be amended from time to time, whether specified elsewhere in this Pledge Agreement or not. All meanings to defined terms, unless otherwise indicated, are to be equally applicable to both the singular and plural forms of the terms defined. Article, Section, Schedule, and Exhibit references are to Articles and Sections of, and Schedules and Exhibits to, this Pledge Agreement, unless otherwise specified. All references to instruments, documents, contracts, and agreements are references to such instruments, documents, contracts, and agreements as the same may be amended, supplemented, and otherwise modified from time to time, unless otherwise specified. The words “hereof”, “herein” and “hereunder” and words of similar import when used in this Pledge Agreement shall refer to this Pledge Agreement as a whole and not to any particular provision of this Pledge Agreement. As used herein, the term “including” means “including, without limitation”. Paragraph headings have been inserted in this Pledge Agreement as a matter of convenience for reference only and it is agreed that such paragraph headings are not a part of this Pledge Agreement and shall not be used in the interpretation of any provision of this Pledge Agreement.
     Section 2. Pledge.
     2.01. Grant of Pledge.
     (a) Each Pledgor hereby pledges to the Secured Party, and grants to the Secured Party, for the benefit of the Beneficiaries, a continuing security interest in, the Pledged Collateral, as defined in Section 2.02 below. This Pledge Agreement shall secure all Obligations now or hereafter existing, including any extensions, modifications, substitutions, amendments, and renewals thereof, whether for principal, interest, fees, expenses, indemnifications or otherwise. All such obligations shall be referred to in this Pledge Agreement as the “Secured Obligations”.
     (b) Notwithstanding anything contained herein to the contrary, it is the intention of each Pledgor, the Secured Party and the other Beneficiaries that the amount of the Secured Obligations secured by each Pledgor’s interests in any of its Property shall not exceed the maximum amount permitted by fraudulent conveyance, fraudulent transfer and other similar law, rule or regulation of any Governmental Authority applicable to such Pledgor. Accordingly, notwithstanding anything to the contrary contained in this Pledge Agreement or any other agreement or instrument executed in connection with the payment of any of the Secured Obligations, the amount of the Secured Obligations secured by each Pledgor’s interests in any of its Property pursuant to this Pledge Agreement shall be limited to an aggregate amount equal to the largest amount that would not render such Pledgor’s obligations hereunder or the liens and security interest granted to the Secured Party hereunder subject to avoidance under Section 548 of the United States Bankruptcy Code or any comparable provision of any other applicable law.
     2.02. Pledged Collateral. “Pledged Collateral” shall mean all of each Pledgor’s right, title, and interest in the following, whether now owned or hereafter acquired:
     (a) (i) all of the membership interests listed in the attached Schedule 2.02(a) issued to such Pledgor and all such additional membership interests of any issuer of such interests hereafter acquired by such Pledgor (the “Membership Interests”), (ii) the certificates representing the Membership Interests, if any, and all such additional membership interests, and (iii) all rights to money or Property which such Pledgor now has or hereafter acquires in respect of the Membership Interests, including, without limitation, (A) any proceeds from a sale by or on behalf of such Pledgor of any of the Membership Interests, and (B) any distributions, dividends, cash, instruments and other property from time-to-time received or otherwise distributed in respect of the Membership Interests, whether regular, special or made in connection with the partial or total liquidation of the issuer and whether attributable to profits, the return of any contribution or investment or otherwise attributable to the Membership Interests or the ownership thereof, (collectively, the “Membership Interests Distributions”);
     (b) (i) all of the general and limited partnership interests listed in the attached Schedule 2.02(b) issued to such Pledgor and all such additional limited or general partnership interests of any issuer of such interests hereafter acquired by such Pledgor (the “Partnership Interests”) and (ii) all rights to money or Property which such Pledgor now has or hereafter acquires in respect of the Partnership Interests, including, without limitation, (A) any proceeds from a sale by or on behalf of such Pledgor of any of the Partnership Interests, and (B) any distributions, dividends, cash, instruments and other property from time-to-time received or otherwise distributed in respect of the Partnership Interests, whether regular, special or made in connection with the partial or total liquidation of the issuer and whether attributable to profits, the return of any contribution or investment or otherwise attributable to the Partnership Interests or the ownership thereof, (collectively, the “Partnership Interests Distributions”);
     (c) (i) all of the shares of stock listed in the attached Schedule 2.02(c) issued to such Pledgor and all such additional shares of stock of any issuer of such shares of stock hereafter issued to such Pledgor (the “Pledged Shares”), (ii) the certificates representing the Pledged Shares and all such additional shares, and (iii) all rights to money or Property which such Pledgor now has or hereafter acquires in respect of the Pledged Shares, including, without limitation, (A) any proceeds from a sale by or on behalf of such Pledgor of any of the Pledged Shares, and (B) any distributions, dividends, cash, instruments and other property from time-to-time received or otherwise distributed in respect of the Pledged Shares, whether regular, special or made in connection with the partial or total liquidation of the issuer and whether attributable to profits, the return of any contribution or investment or otherwise attributable to the Pledged Shares or the ownership thereof, (collectively, the “Pledged Shares Distributions”; together with the Membership Interests Distributions and the Partnership Interest Distributions, the “Distributions”); and
     (d) all proceeds from the Pledged Collateral described in paragraphs (a), (b) and (c) of this Section 2.02.
Notwithstanding the foregoing, (i) as provided in 7.04(c) of this Pledge Agreement, “Pledged Collateral” shall not include any cash distributions or dividends which have been made by the Borrower to its Equity Interest holders in compliance with the Credit Agreement and (ii) “Pledged Collateral” shall not include any Equity Interests in Rio Grande, Plains JV, UNEV JV or any Future JVs, nor any right to receive Distributions attributable to such Equity Interests.
     2.03. Delivery of Pledged Collateral. All certificates or instruments, if any, representing the Pledged Collateral shall be delivered to the Secured Party and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to the Secured Party. After the occurrence and during the continuance of an Event of Default, the Secured Party shall have the right, upon prior written notice to the applicable Pledgor, to transfer to or to register in the name of the Secured Party or any of its nominees any of the Pledged Collateral, subject to the rights specified in Section 2.04. In addition, after the occurrence and during the continuance of an Event of Default, the Secured Party shall have the right at any time to exchange the certificates or instruments representing the Pledged Collateral for certificates or instruments of smaller or larger denominations.
     2.04. Rights Retained by Pledgor. Notwithstanding the pledge in Section 2.01, so long as no Event of Default shall have occurred and remain uncured or unwaived:
     (a) and, if an Event of Default shall have occurred and remain uncured or unwaived, until such time thereafter as such voting and other consensual rights have been terminated pursuant to Section 5 hereof, each Pledgor shall be entitled to exercise any voting and other consensual rights pertaining to its Pledged Collateral for any purpose not inconsistent with the terms of this Pledge Agreement or the Credit Agreement; provided, however, that no Pledgor shall exercise nor shall it refrain from exercising any such right if such action would have a materially adverse effect on the value of the Pledged Collateral;
     (b) except as otherwise provided in the Credit Agreement, each Pledgor shall be entitled to receive and retain any dividends and other Distributions paid on or in respect of the Pledged Collateral and the proceeds of any sale of the Pledged Collateral; and
     (c) at and after such time as voting and other consensual rights have been terminated pursuant to Section 5 hereof, each Pledgor shall execute and deliver (or cause to be executed and delivered) to the Secured Party all proxies and other instruments as the Secured Party may reasonably request to (i) enable the Secured Party to exercise the voting and other rights which such Pledgor is entitled to exercise pursuant to paragraph (a) of this Section 2.04, and (ii) receive any Distributions and proceeds of sale of the Pledged Collateral which such Pledgor is authorized to receive and retain pursuant to paragraph (b) of this Section 2.04.
     Section 3. Pledgor’s Representations and Warranties. Each Pledgor represents and warrants to the Secured Party and the other Beneficiaries as follows:
     (a) The Pledged Collateral applicable to such Pledgor listed on the attached Schedules 2.02(a), 2.02(b) and 2.02(c) have been duly authorized and validly issued to such Pledgor and are fully paid and nonassessable (as applicable in light of the entity type of each individual issuer).
     (b) Such Pledgor is the legal and beneficial owner of the Pledged Collateral free and clear of any Lien or option, except for (i) the security interest created by this Pledge Agreement and (ii) other Permitted Liens.
     (c) No authorization, authentication, approval, or other action by, and no notice to or filing with, any Governmental Authority or regulatory body is required either (a) for the pledge by such Pledgor of the Pledged Collateral pursuant to this Pledge Agreement or for the execution, delivery, or performance of this Pledge Agreement by such Pledgor or (b) for the exercise by the Secured Party or any Beneficiary of the voting or other rights provided for in this Pledge Agreement or the remedies in respect of the Pledged Collateral pursuant to this Pledge Agreement (except as may be required in connection with such disposition by laws affecting the offering and sale of securities generally).
     (d) Such Pledgor has the full right, power and authority to deliver, pledge, assign and transfer the Pledged Collateral to the Secured Party.
     (e) The Membership Interests listed on the attached Schedule 2.02(a) constitute the percentage of the issued and outstanding membership interests of the respective issuer thereof set forth on Schedule 2.02(a) and all of the Equity Interest in such issuer in which the Pledgor has any ownership interest.
     (f) The Partnership Interests listed on the attached Schedule 2.02(b) constitute the percentage of the issued and outstanding general and limited partnership interests of the respective issuer thereof set forth on Schedule 2.02(b) and all of the Equity Interest in such issuer in which the Pledgor has any ownership interest.
     (g) The Pledged Shares listed on the attached Schedule 2.02(c) constitute the percentage of the issued and outstanding shares of capital stock of the respective issuer thereof set forth on Schedule 2.02(c) and all of the Equity Interest in such issuer in which the Pledgor has any ownership interest.
     (h) Schedule 3 sets forth its sole jurisdiction of formation, type of organization, federal tax identification number, the organizational number, and all names used by it during the last five years prior to the date of this Pledge Agreement.

     Section 4. Pledgor’s Covenants. During the term of this Pledge Agreement and until all of the Secured Obligations (including all Letter of Credit Obligations) have been fully and finally paid and discharged in full, the Commitments under the Credit Agreement have been terminated or expired, all Letters of Credit have terminated or expired, and all obligations of the Issuing Banks and the Banks in respect of Letters of Credit have been terminated, all Interest Rate Contracts have been terminated and all obligations of the Banks in respect of Interest Rate Contracts have been terminated, each Pledgor covenants and agrees with the Secured Party that:
     4.01. Protect Collateral; Further Assurances. Each Pledgor will warrant and defend the rights and security interest herein granted unto the Secured Party in and to the Pledged Collateral (and all right, title, and interest represented by the Pledged Collateral) against the claims and demands of all Persons whomsoever. Each Pledgor agrees that, at the expense of such Pledgor, such Pledgor will promptly execute and deliver all further instruments and documents, and take all further action, that may be reasonably necessary and that the Secured Party or any Beneficiary may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Secured Party or any Beneficiary to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral. Each Pledgor hereby authorizes the Secured Party to file any financing statements, amendments or continuations without the signature of such Pledgor to the extent permitted by applicable law in order to perfect or maintain the perfection of any security interest granted under this Pledge Agreement, including financing statements containing an “all assets” or “all personal property” collateral description.
     4.02. Transfer, Other Liens, and Additional Shares. Each Pledgor agrees that it will not (a) except as otherwise permitted by the Credit Agreement, sell or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral or (b) create or permit to exist any Lien upon or with respect to any of the Pledged Collateral, except for Permitted Liens. Each Pledgor agrees that it will (a) cause each issuer of the Pledged Collateral that is a Subsidiary of such Pledgor not to issue any other Equity Interests in addition to or in substitution for the Pledged Collateral issued by such issuer, except (i) with respect to a Subsidiary other than a Restricted Subsidiary, to such Pledgor or any other Pledgor, and (ii) with respect to a Restricted Subsidiary, to such Pledgor and to the other Equity Interest owners of such issuer existing on the date hereof; provided that, any such issuance of Equity Interests shall not result in such Pledgor owning a smaller percentage of all issued and outstanding Equity Interests of such issuer than that percentage that the Pledgor owned on the date hereof, and (b) pledge hereunder, promptly upon its acquisition (directly or indirectly) thereof, any additional Equity Interests of an issuer of the Pledged Collateral. No Pledgor shall approve any material amendment or modification of any of the Pledged Collateral without the Secured Party’s prior written consent.
     4.03. Jurisdiction of Formation; Name Change. Each Pledgor shall give the Secured Party at least 30 days’ prior written notice before it (i) in the case of a Pledgor that is not a “registered organization” (as defined in Section 9-102 of the UCC) changes the location of its principal place of business and chief executive office, or (ii) uses a trade name other than its current name used on the date hereof. Other than as permitted by Section 6.09 of the Credit Agreement, no Pledgor shall amend, supplement, modify or restate its articles or certificate of incorporation, bylaws, limited liability company agreements, or other equivalent organizational documents, nor amend its name or change its jurisdiction of incorporation, organization or formation without the prior written consent of the Secured Party.
     Section 5. Remedies upon Default. If any Event of Default shall have occurred and be continuing:
     5.01. UCC Remedies. To the extent permitted by law, the Secured Party may exercise in respect of the Pledged Collateral, in addition to other rights and remedies provided for in this Pledge Agreement or otherwise available to it, all the rights and remedies of a secured party under the UCC (whether or not the UCC applies to the affected Pledged Collateral).
     5.02. Dividends and Other Rights.
     (a) All rights of the Pledgors to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 2.04(a) may be exercised by the Secured Party if the Secured Party so elects and gives written notice of such election to the affected Pledgor and all rights of the Pledgors to receive any Distributions on or in respect of the Pledged Collateral and the proceeds of sale of the Pledged Collateral which it would otherwise be authorized to receive and retain pursuant to Section 2.04(b) shall cease.
     (b) All Distributions on or in respect of the Pledged Collateral and the proceeds of sale of the Pledged Collateral which are received by any Pledgor shall be received in trust for the benefit of the Secured Party, shall be segregated from other funds of such Pledgor, and shall be promptly paid over to the Secured Party as Pledged Collateral in the same form as so received (with any necessary indorsement).
     5.03. Sale of Pledged Collateral. The Secured Party may sell all or part of the Pledged Collateral at public or private sale, at any of the Secured Party’s offices or elsewhere, for cash, on credit, or for future delivery, and upon such other terms as may be commercially reasonable in accordance with applicable laws. Each Pledgor agrees that to the extent permitted by law such sales may be made without notice. If notice is required by law, each Pledgor hereby deems 10 days’ advance notice of the time and place of any public sale or the time after which any private sale is to be made reasonable notification, recognizing that if the Pledged Collateral threatens to decline speedily in value or is of a type customarily sold on a recognized market shorter notice may be reasonable. The Secured Party shall not be obligated to make any sale of the Pledged Collateral regardless of notice of sale having been given. The Secured Party may adjourn any public or private sale from time-to-time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Pledgor shall fully cooperate with Secured Party in selling or realizing upon all or any part of the Pledged Collateral. In addition, each Pledgor shall fully comply with the securities laws of the United States, the State of Texas, and other states and take such actions as may be reasonably necessary to permit Secured Party to sell or otherwise dispose of any securities representing the Pledged Collateral in compliance with such laws.
     5.04. Exempt Sale. If, in the opinion of the Secured Party, there is any question that a public or semipublic sale or distribution of any Pledged Collateral will violate any state or federal securities law, the Secured Party in its reasonable discretion (a) may offer and sell securities privately to purchasers who will agree to take them for investment purposes and not with a view to distribution and who will agree to imposition of restrictive legends on the certificates representing the security, or (b) may sell such securities in an intrastate offering under Section 3(a)(11) of the Securities Act of 1933, as amended, and no sale so made in good faith by the Secured Party shall be deemed to be not “commercially reasonable” solely because so made. Each Pledgor shall cooperate fully with the Secured Party in all reasonable respects in selling or realizing upon all or any part of the Pledged Collateral.
     5.05. Application of Collateral. The proceeds of any sale, or other realization (other than that received from a sale or other realization permitted by the Credit Agreement) upon all or any part of the Pledged Collateral pledged by the Pledgors shall be applied by the Secured Party as set forth in Section 7.06 of the Credit Agreement.
     5.06. Cumulative Remedies. Each right, power and remedy herein specifically granted to the Secured Party or otherwise available to it shall be cumulative, and shall be in addition to every other right, power and remedy herein specifically given or now or hereafter existing at law, in equity, or otherwise, and each such right, power and remedy, whether specifically granted herein or otherwise existing, may be exercised at any time and from time-to-time as often and in such order as may be deemed expedient by the Secured Party in its sole discretion. No failure on the part of the Secured Party to exercise, and no delay in exercising, and no course of dealing with respect to, any such right, power or remedy, shall operate as a waiver thereof, nor shall any single or partial exercise of any such rights, power or remedy preclude any other or further exercise thereof or the exercise of any other right.
     Section 6. Secured Party as Attorney-in-Fact for Pledgor.
     6.01. Secured Party Appointed Attorney-in-Fact. Each Pledgor hereby irrevocably appoints the Secured Party as such Pledgor’s attorney-in-fact, with full authority after the occurrence and during the continuance of an Event of Default to act for such Pledgor and in the name of such Pledgor, and, in the Secured Party’s discretion, to take any action and to execute any instrument which the Secured Party may deem reasonably necessary or advisable to accomplish the purposes of this Pledge Agreement, including, without limitation, to receive, indorse, and collect all instruments made payable to such Pledgor representing any dividend, or the proceeds of the sale of the Pledged Collateral, or other distribution in respect of the Pledged Collateral and to give full discharge for the same. Secured Party shall exercise its rights under this Section 6.01 only after the occurrence and during the continuance of an Event of Default. Each Pledgor hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this Section 6.01 is irrevocable and coupled with an interest.
     6.02. Secured Party May Perform. The Secured Party may from time-to-time, at its option but at the Pledgors’ expense, perform any act which any Pledgor expressly agrees hereunder to perform and which such Pledgor shall fail to promptly perform after being requested in writing to so perform (it being understood that no such request need be given after the occurrence and during the continuance of any Event of Default and after notice thereof by the Secured Party to the affected Pledgor) and the Secured Party may from time-to-time take any other action which the Secured Party reasonably deems necessary for the maintenance, preservation or protection of any of the Pledged Collateral or of its security interest therein. The Secured Party shall provide notice to the affected Pledgor of any action taken hereunder; provided however, the failure to provide such notice shall not be construed as a waiver of any rights of the Secured Party provided under this Pledge Agreement or under applicable law.
     6.03. Secured Party Has No Duty. The powers conferred on the Secured Party hereunder are solely to protect its interest in the Pledged Collateral and shall not impose any duty on it to exercise any such powers. Except for reasonable care of any Pledged Collateral in its possession and the accounting for moneys actually received by it hereunder, the Secured Party shall have no duty as to any Pledged Collateral or responsibility for taking any necessary steps to preserve rights against prior parties or any other rights pertaining to any Pledged Collateral.
     6.04. Reasonable Care. The Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if the Pledged Collateral is accorded treatment substantially equal to that which the Secured Party accords its own property, it being understood that the Secured Party shall have no responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders, or other matters relative to any Pledged Collateral, whether or not the Secured Party has or is deemed to have knowledge of such matters, or (b) taking any necessary steps to preserve rights against any parties with respect to any Pledged Collateral.
     Section 7. Miscellaneous.
     7.01. Expenses. The Pledgors will upon demand pay to the Secured Party for its benefit and the benefit of the other Beneficiaries the amount of any reasonable out-of-pocket expenses, including the reasonable fees and disbursements of its counsel and of any experts, which the Secured Party and the other Beneficiaries may incur in connection with (a) the custody, preservation, use, or operation of, or the sale, collection, or other realization of, any of the Pledged Collateral, (b) the exercise or enforcement of any of the rights of the Secured Party or any Bank or any other Beneficiary hereunder, and (c) the failure by any Pledgor to perform or observe any of the provisions hereof.
     7.02. Amendments, Etc. No amendment or waiver of any provision of this Pledge Agreement nor consent to any departure by any Pledgor herefrom shall be effective unless made in writing and authenticated by the affected Pledgor and the Secured Party and, as required by the Credit Agreement, either all of the Banks or the Majority Banks, and such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.
     7.03. Addresses for Notices. All notices and other communications provided for hereunder shall be in the manner and to the addresses set forth in the Credit Agreement or on the signature page hereof.
     7.04. Continuing Security Interest; Transfer of Interest.
     (a) This Pledge Agreement shall create a continuing security interest in the Pledged Collateral and, unless expressly released by the Secured Party, shall (a) other than as provided in Section 7.04(c) below, remain in full force and effect until the indefeasible payment in full in cash of the Secured Obligations (including all Letter of

Credit Obligations), the termination or expiration of all Letters of Credit and the termination of all obligations of the Issuing Banks and the Banks in respect of Letters of Credit, the termination of all Interest Rate Contracts and the termination of all obligations of the Banks in respect of Interest Rate Contracts, and the termination or expiration of the Commitments, (b) be binding upon each Pledgor and its successors, transferees and assigns, and (c) inure, together with the rights and remedies of the Secured Party hereunder, to the benefit of and be binding upon, the Secured Party, the Issuing Banks, and the Banks and their respective successors, transferees, and assigns, and to the benefit of and be binding upon, the Swap Counterparties, and each of their respective successors, transferees, and assigns to the extent such successors, transferees, and assigns of a Swap Counterparty is a Bank or an Affiliate of a Bank. Without limiting the generality of the foregoing clause, when any Bank assigns or otherwise transfers any interest held by it under the Credit Agreement or other Credit Document to any other Person pursuant to the terms of the Credit Agreement or such other Credit Document, that other Person shall thereupon become vested with all the benefits held by such Bank under this Pledge Agreement.
     (b) Upon the indefeasible payment in full in cash of the Secured Obligations (including all Letter of Credit Obligations), the termination or expiration of all Letters of Credit and the termination of all obligations of the Issuing Banks and the Banks in respect of Letters of Credit, the termination of all Interest Rate Contracts and the termination of all obligations of the Banks in respect of Interest Rate Contracts, and the termination or expiration of the Commitments, the security interest granted hereby shall terminate and all rights to the Pledged Collateral shall revert to the applicable Pledgor to the extent such Pledged Collateral shall not have been sold or otherwise applied pursuant to the terms hereof. Upon any such termination, the Secured Party will promptly, at the Pledgors’ expense, deliver all Pledged Collateral to the applicable Pledgor, execute and deliver to the applicable Pledgor such documents as such Pledgor shall reasonably request and take any other actions reasonably requested to evidence or effect such termination.
     (c) If a cash distribution or dividend is made by the Borrower to its Equity Interest holders in compliance with the Credit Agreement, then upon delivery of such cash to the Equity Interest holders (i) the security interest granted to the Secured Party herein on such cash shall terminate and (ii) such cash shall no longer constitute Pledged Collateral for purposes of this Agreement.
     7.05. Waivers. Each Pledgor hereby waives:
     (a) promptness, diligence, notice of acceptance, and any other notice with respect to any of the Secured Obligations and this Pledge Agreement;
     (b) any requirement that the Secured Party or any Beneficiary protect, secure, perfect, or insure any Lien or any Property subject thereto or exhaust any right or take any action against any Pledgor, any Guarantor, or any other Person or any collateral; and

     (c) any duty on the part of the Secured Party to disclose to any Pledgor any matter, fact, or thing relating to the business, operation, or condition of any Pledgor, any other Guarantor, or any other Person and their respective assets now known or hereafter known by such Person.
     7.06. Severability. Wherever possible each provision of this Pledge Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Pledge Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Pledge Agreement.
     7.07. Choice of Law. This Pledge Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Texas, except to the extent that the validity or perfection of the security interests hereunder, or remedies hereunder, in respect of any particular Pledged Collateral are governed by the laws of a jurisdiction other than the State of Texas.
     7.08. Counterparts. The parties may execute this Pledge Agreement in any number of duplicate originals, each of which constitutes an original, and all of which, collectively, constitute only one agreement. The parties may execute this Pledge Agreement in counterparts, each of which constitutes an original, and all of which, collectively, constitute only one agreement. Delivery of an executed counterpart signature page by facsimile is as effective as executing and delivering this Pledge Agreement in the presence of the other parties to this Pledge Agreement. In proving this Pledge Agreement, a party must produce or account only for the executed counterpart of the party to be charged.
     7.09. Headings. Paragraph headings have been inserted in this Pledge Agreement as a matter of convenience for reference only and it is agreed that such paragraph headings are not a part of this Pledge Agreement and shall not be used in the interpretation of any provision of this Pledge Agreement.
     7.10. Reinstatement. If, at any time after payment in full of all Secured Obligations and termination of the Secured Party’s security interest, any payments on the Secured Obligations previously made must be disgorged by the Secured Party for any reason whatsoever, including, without limitation, the insolvency, bankruptcy or reorganization of any Pledgor or any other Person, this Pledge Agreement and the Secured Party’s security interests herein shall be reinstated as to all disgorged payments as though such payments had not been made, and each Pledgor shall sign and deliver to the Secured Party all documents, and shall do such other acts and things, as may be necessary to reinstate and perfect the Secured Party’s security interest. EACH PLEDGOR SHALL DEFEND AND INDEMNIFY EACH BENEFICIARY FROM AND AGAINST ANY CLAIM, DAMAGE, LOSS, LIABILITY, COST OR EXPENSE UNDER THIS SECTION 7.10 (INCLUDING REASONABLE ATTORNEYS’ FEES AND EXPENSES) IN THE DEFENSE OF ANY SUCH ACTION OR SUIT INCLUDING SUCH CLAIM, DAMAGE, LOSS, LIABILITY, COST, OR EXPENSE ARISING AS A RESULT OF THE INDEMNIFIED BENEFICIARY’S OWN NEGLIGENCE BUT EXCLUDING SUCH CLAIM, DAMAGE, LOSS, LIABILITY, COST, OR EXPENSE THAT IS FOUND IN A FINAL, NON-APPEALABLE JUDGMENT BY A COURT OF COMPETENT

JURISDICTION TO HAVE RESULTED FROM SUCH INDEMNIFIED BENEFICIARY’S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.
     7.11. Conflicts. In the event of any explicit or implicit conflict between any provisions of this Pledge Agreement and any provision of the Credit Agreement, the terms of the Credit Agreement shall be controlling.
     7.12. Additional Pledgors. Pursuant to Section 5.10 of the Credit Agreement, each Subsidiary (other than the Restricted Subsidiaries) of the Borrower that was not in existence on the date of the Credit Agreement is required to enter into this Pledge Agreement as a Pledgor upon becoming a Subsidiary of the Borrower. Upon execution and delivery after the date hereof by the Secured Party and such Subsidiary of an instrument in the form of Annex 1, such Subsidiary shall become a Pledgor hereunder with the same force and effect as if originally named as a Pledgor herein. The execution and delivery of any instrument adding an additional Pledgor as a party to this Pledge Agreement shall not require the consent of any other Pledgor hereunder. The rights and obligations of each Pledgor hereunder shall remain in full force and effect notwithstanding the addition of any new Pledgor as a party to this Pledge Agreement.
     7.13. Amendment & Restatement; Confirmation of Liens. This Pledge Agreement is an amendment and restatement of the Existing Pledge Agreement and supersedes the Existing Pledge Agreement in its entirety; provided, however, that (i) the execution and delivery of this Pledge Agreement shall not effect a novation of the Existing Pledge Agreement but shall be, to the fullest extent applicable, in modification, renewal, confirmation and extension of such Existing Pledge Agreement, and (ii) the Liens, security interests and other interests in the Collateral (as such term is defined in the Existing Pledge Agreement, hereinafter the “Original Pledged Collateral”) granted under the Existing Pledge Agreement are and shall remain legal, valid, binding and enforceable with regard to such Original Pledged Collateral. Each Pledgor party to the Existing Pledge Agreement hereby acknowledges and confirms the continuing existence and effectiveness of such Liens, security interests and other interests in the Original Pledged Collateral granted under the Existing Pledge Agreement, and further agrees that the execution and delivery of this Pledge Agreement and the other Credit Documents shall not in any way release, diminish, impair, reduce or otherwise affect such Liens, security interests and other interests in the Original Pledged Collateral granted under the Existing Pledge Agreement.
     7.14. Entire Agreement. THIS PLEDGE AGREEMENT AND THE OTHER CREDIT DOCUMENTS, AS DEFINED IN THE CREDIT AGREEMENT REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.
     THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO.
[SIGNATURE PAGES FOLLOW]

     The parties hereto have caused this Pledge Agreement to be duly executed as of the date first above written.

PLEDGORS:	HOLLY ENERGY PARTNERS — OPERATING, L.P., a Delaware limited partnership

	By:	HEP Logistics GP, L.L.C., a Delaware limited liability company, its General Partner

	By:	Holly Energy Partners, L.P., a Delaware limited
partnership, its Managing Member

	By:	HEP Logistics Holdings, L.P., a Delaware limited
partnership, its General Partner

	By:	Holly Logistic Services, L.L.C., a Delaware
limited liability company, its General Partner

By:
Stephen D. Wise
Treasurer

HEP PIPELINE GP, L.L.C., a Delaware limited liability company
HEP REFINING GP, L.L.C., a Delaware limited liability company

	Each by:	Holly Energy Partners — Operating, L.P., a Delaware limited partnership and its Sole Member

	By:	HEP Logistics GP, L.L.C., a Delaware limited liability company, its General Partner

	By:	Holly Energy Partners, L.P., a Delaware limited
partnership, its Managing Member

	By:	HEP Logistics Holdings, L.P., a Delaware limited
partnership, its General Partner

	By:	Holly Logistic Services, L.L.C., a Delaware
limited liability company, its General Partner

By:
Stephen D. Wise
Treasurer

[Signature pages continue.]
Signature page to Amended and Restated Pledge Agreement

HOLLY ENERGY PARTNERS, L.P., a Delaware limited partnership

By:	HEP Logistics Holdings, L.P., a Delaware limited partnership, its General Partner

By:	Holly Logistic Services, L.L.C., a Delaware limited liability company, its General Partner

By:
Stephen D. Wise
Treasurer

HEP LOGISTICS GP, L.L.C., a Delaware limited liability company

By:	Holly Energy Partners, L.P., a Delaware limited partnership, its Managing Member

By:	HEP Logistics Holdings, L.P., a Delaware limited partnership, its General Partner

By:	Holly Logistic Services, L.L.C., a Delaware limited liability company, its General Partner

By:
Stephen D. Wise
Treasurer
[Signature pages continue.]
Signature page to Amended and Restated Pledge Agreement

SECURED PARTY:	UNION BANK OF CALIFORNIA, N.A., as Secured Party for the ratable benefit of the Beneficiaries

By:
Sean Murphy
Vice President
Signature page to Amended and Restated Pledge Agreement

SCHEDULE 2.02(a)
     Attached to and forming a part of that certain Amended and Restated Pledge Agreement dated August 27, 2007 by each Pledgor to the Secured Party.

		% of Membership
Pledgor	Issuer	Interest Owned
Holly Energy Partners — Operating, L.P.	HEP Pipeline GP, L.L.C.	100%

Holly Energy Partners — Operating, L.P.	HEP Pipeline, L.L.C.	100%

Holly Energy Partners — Operating, L.P.	HEP Mountain Home, L.L.C.	100%

Holly Energy Partners — Operating, L.P.	HEP Refining, L.L.C.	100%

Holly Energy Partners — Operating, L.P.	HEP Refining GP, L.L.C.	100%

Holly Energy Partners — Operating, L.P.	HEP Woods Cross, L.L.C.	100%

Holly Energy Partners, L.P.	HEP Logistics GP, L.L.C.	100%
SCHEDULE 2.02(b)
     Attached to and forming a part of that certain Amended and Restated Pledge Agreement dated August 27, 2007 by each Pledgor to the Secured Party.

		Type of Partnership	% of Partnership
Pledgor	Issuer	Interest	Interest Owned
Holly Energy Partners — Operating, L.P.	HEP Pipeline Assets, Limited Partnership	limited partner	99.999%

Holly Energy Partners — Operating, L.P.	HEP Refining Assets, L.P.	limited partner	99.999%

Holly Energy Partners — Operating, L.P.	HEP Navajo Southern, L.P.	limited partner	99.999%

Holly Energy Partners — Operating, L.P.	HEP Fin-Tex/Trust-River, L.P.	limited partner	99.999%

Holly Energy Partners, L.P.	Holly Energy Partners — Operating, L.P.	limited partner	99.999%

HEP Pipeline GP, L.L.C.	HEP Pipeline Assets, Limited Partnership	general partner	0.001%

HEP Pipeline GP, L.L.C.	HEP Navajo Southern, L.P.	general partner	0.001%

HEP Pipeline GP, L.L.C.	HEP Fin-Tex/Trust-River, L.P.	general partner	0.001%
Schedules 2.02(a), 2.02(b) and 2.02(c)
to Amended and Restated Pledge Agreement

		Type of Partnership	% of Partnership
Pledgor	Issuer	Interest	Interest Owned
HEP Refining GP, L.L.C.	HEP Refining Assets, L.P.	general partner	0.001%

HEP Logistics GP, L.L.C.	Holly Energy Partners — Operating, L.P.	general partner	0.001%
SCHEDULE 2.02(c)
     Attached to and forming a part of that certain Amended and Restated Pledge Agreement dated August 27, 2007 by each Pledgor to the Secured Party.

Issuer	Type of Shares	Number of Shares	% of Shares Owned	Certificate No.
Holly Energy Finance Corp.	Common	100	100%	1

Signature page to Amended and Restated Pledge Agreement

SCHEDULE 3
     Attached to and forming a part of that certain Amended and Restated Pledge Agreement dated August 27, 2007 by each Pledgor to the Secured Party.

Pledgor:	Holly Energy Partners — Operating, L.P.

Sole Jurisdiction of Formation / Filing:	Delaware

Type of Organization:	limited partnership

Organizational Number:	3743527

Federal Tax Identification Number:	51-0504696

Prior Names:	HEP Operating Company, L.P.

Pledgor:	HEP Pipeline GP, L.L.C.

Sole Jurisdiction of Formation / Filing:	Delaware

Type of Organization:	limited liability company

Organizational Number:	3814279

Federal Tax Identification Number:	72-1583767

Prior Names:	None

Pledgor:	HEP Refining GP, L.L.C.

Sole Jurisdiction of Formation / Filing:	Delaware

Type of Organization:	limited liability company

Organizational Number:	3814280

Federal Tax Identification Number:	71-0968297

Prior Names:	None

Schedule 3
to Amended and Restated Pledge Agreement

Pledgor:	Holly Energy Partners, L.P.

Sole Jurisdiction of Formation / Filing:	Delaware

Type of Organization:	limited partnership

Organizational Number:	3743531

Federal Tax Identification Number:	20-0833098

Prior Names:	None

Pledgor:	HEP Logistics GP, L.L.C.

Sole Jurisdiction of Formation / Filing:	Delaware

Type of Organization:	limited liability company

Organizational Number:	3743533

Federal Tax Identification Number:	51-0504692

Prior Names:	None

Signature page to Amended and Restated Pledge Agreement

Annex 1 to the
Pledge Agreement
     SUPPLEMENT NO. [     ] dated as of [          ] (the “Supplement”), to the Amended and Restated Pledge Agreement dated as of August 27, 2007 (as amended, supplemented or otherwise modified from time to time, the “Pledge Agreement”) by and among HOLLY ENERGY PARTNERS — OPERATING, L.P., a Delaware limited partnership (“Borrower”), each other party signatory hereto (together with the Borrower, the “Pledgors” and individually, each a “Pledgor”) and UNION BANK OF CALIFORNIA, N.A., a national association, as Administrative Agent (the “Secured Party”) for the ratable benefit of itself, the Banks (as defined below) and, the Issuing Banks (as defined below), and the Swap Counterparties (as defined below) (together with the Administrative Agent, the Issuing Banks, and the Banks, individually a “Beneficiary”, and collectively, the “Beneficiaries”).
RECITALS
     A. Reference is made to that certain Amended and Restated Credit Agreement dated as of August 27, 2007 by and among the Borrower, the lenders party thereto from time to time (the “Banks”), the Banks issuing letters of credit thereunder from time to time (the “Issuing Banks”), and Secured Party (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).
     B. The Pledgors have entered into the Pledge Agreement in order to induce the Banks to make Advances and the Issuing Banks to issue Letters of Credit. Pursuant to Section 5.10 of the Credit Agreement, each Subsidiary (other than a Restricted Subsidiary) of the Borrower that was not in existence on the date of the Credit Agreement is required to enter into the Pledge Agreement as a Pledgor upon becoming a Subsidiary of the Borrower. Section 7.12 of the Pledge Agreement provides that additional Subsidiaries of the Borrower may become Pledgors under the Pledge Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary of the Borrower (the “New Pledgor”) is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Pledgor under the Pledge Agreement in order to induce the Banks to make additional Advances and the Issuing Banks to issue additional Letters of Credit and as consideration for Advances previously made and Letters of Credit previously issued.
     C. Each New Pledgor is a Subsidiary of the Borrower and will derive substantial direct and indirect benefit from (i) the transactions contemplated by the Credit Agreement and the other Credit Documents (as defined in the Credit Agreement) and (ii) the Interest Rate Contracts (as defined in the Credit Agreement) entered into by the Borrower or any of its other Subsidiaries with a Bank or an Affiliate of a Bank (each such counterparty, a “Swap Counterparty”).
     D. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Pledge Agreement or the Credit Agreement.
     Accordingly, the Secured Party and the New Pledgor agree as follows:

Annex 1 to Amended and Restated Pledge Agreement

     SECTION 1. In accordance with Section 7.12 of the Pledge Agreement, the New Pledgor by its signature below becomes a Pledgor under the Pledge Agreement with the same force and effect as if originally named therein as a Pledgor and the New Pledgor hereby agrees (a) to all the terms and provisions of the Pledge Agreement applicable to it as a Pledgor thereunder and (b) represents and warrants that the representations and warranties made by it as a Pledgor thereunder are true and correct on and as of the date hereof in all material respects. In furtherance of the foregoing, the New Pledgor, as security for the payment and performance in full of the Secured Obligations (as defined in the Pledge Agreement), does hereby create and grant to the Secured Party, its successors and assigns, for the benefit of the Beneficiaries, their successors and assigns, a continuing security interest in and lien on all of the New Pledgor’s right, title and interest in and to the Pledged Collateral (as defined in the Pledge Agreement) of the New Pledgor. Each reference to a “Pledgor” in the Pledge Agreement shall be deemed to include the New Pledgor. The Pledge Agreement is hereby incorporated herein by reference.
     SECTION 2. The New Pledgor represents and warrants to the Secured Party and the other Beneficiaries that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors’ rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)).
     SECTION 3. This Supplement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Secured Party shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Pledgor and the Secured Party. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.
     SECTION 4. The New Pledgor hereby represents and warrants that (a) set forth on Schedules 2.02(a), 2.02(b), and 2.02(c) attached hereto are true and correct schedules of all its Membership Interests, Partnership Interests and Pledged Shares, as each term is defined in the Pledge Agreement, and (b) set forth on Schedule 3 attached hereto are its sole jurisdiction of formation, type of organization, its federal tax identification number and the organizational number, and all names used by it during the last five years prior to the date of this Supplement.
     SECTION 5. Except as expressly supplemented hereby, the Pledge Agreement shall remain in full force and effect.
     SECTION 6. THIS SUPPLEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTERESTS HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR PLEDGED COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF TEXAS.

Annex 1 to Amended and Restated Pledge Agreement

     SECTION 7. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, neither party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Pledge Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
     SECTION 8. All communications and notices hereunder shall be in writing and given as provided in the Pledge Agreement. All communications and notices hereunder to the New Pledgor shall be given to it at the address set forth under its signature hereto.
     SECTION 9. The New Pledgor agrees to reimburse the Secured Party for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Secured Party.
     THIS SUPPLEMENT, THE PLEDGE AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS DEFINED IN THE CREDIT AGREEMENT REFERRED TO IN THIS SUPPLEMENT, REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.
     THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO.
[SIGNATURES PAGES FOLLOW]

Annex 1 to Amended and Restated Pledge Agreement

     IN WITNESS WHEREOF, the New Pledgor and the Secured Party have duly executed this Supplement to the Pledge Agreement as of the day and year first above written.

NEW PLEDGOR: [ ]
By:
Name:
Title:

Annex 1 to Amended and Restated Pledge Agreement

SECURED PARTY: UNION BANK OF CALIFORNIA, N.A., as Secured Party for the ratable benefit of the Beneficiaries
By:
Name:
Title:

By:
Name:
Title:

Annex 1 to Amended and Restated Pledge Agreement

Schedules
Supplement No. ____ to the
Amended and Restated
Pledge Agreement
Pledged Collateral of the New Pledgor
SCHEDULE 2.02(a)

	Type of Membership	% of Membership
Issuer	Interest	Interest Owned
SCHEDULE 2.02(b)

	Type of Partnership	% of Partnership
Issuer	Interest	Interest Owned
SCHEDULE 2.02(c)

Issuer	Type of Shares	Number of Shares	% of Shares Owned	Certificate No.
SCHEDULE 3

New Pledgor:	[PLEDGOR]

Sole Jurisdiction of Formation / Filing:	[STATE]

Type of Organization:	ENTITY TYPE]

Organizational Number:

Federal Tax Identification Number:

Prior Names:

Annex 1 to Amended and Restated Pledge Agreement